UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — November 11, 2013

ASSURED GUARANTY LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02
Results of Operations and Financial Condition

On November 11, 2013, Assured Guaranty Ltd. issued a press release reporting its third quarter 2013 results and the availability of its September 30, 2013 financial supplement. The press release and the financial supplement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On November 11, 2013, Assured Guaranty Ltd. made available in the Investor Information section of its website its September 30, 2013 Equity Investor Presentation. The presentation can be obtained from such website at the following link: www.assuredguaranty.com/investor-information/by-company/assured-guaranty-ltd/presentations-webcasts/.

Item 9.01	Financial Statements and Exhibits. (d) Exhibits
Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press Release dated November 11, 2013 reporting third quarter 2013 results
99.2	September 30, 2013 Financial Supplement of Assured Guaranty Ltd.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ ROBERT A. BAILENSON
Name: Robert A. Bailenson Title: Chief Financial Officer

DATE: November 11, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Assured Guaranty Ltd. Press Release dated November 11, 2013 reporting third quarter 2013 results
99.2	September 30, 2013 Financial Supplement of Assured Guaranty Ltd.

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